LOGO: NUVEEN INVESTMENTS


SEMIANNUAL REPORT November 30, 2000


Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



CONNECTICUT
NTC

MASSACHUSETTS
NMT

MISSOURI
NOM




INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)


PHOTO OF: WATER

PHOTO OF: MAN AND GIRL WORKING ON COMPUTER.

Credit Quality
           HIGHLIGHTS As of  November 30, 2000


PIE CHART:
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
AAA/U.S. Guaranteed                 70%
AA                                  23%
BBB                                  5%
NR                                   2%

PIE CHART:
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
AAA/U.S. Guaranteed                 64%
AA                                  18%
A                                   10%
BBB                                  2%
NR                                   6%

PIE CHART:
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
AAA/U.S. Guaranteed                 68%
AA                                  11%
A                                    3%
BBB                                  6%
NR                                  12%


    CONTENTS

  1 Dear Shareholder
  3 Portfolio Managers' Comments
  8 NTC Performance Overview
  9 NMT Performance Overview
 10 NOM Performance Overview
 11 Shareholder Meeting Report
 12 Portfolio of Investments
 22 Statement of Net Assets
 23 Statement of Operations
 24 Statement of Changes in Net Assets
 25 Notes to Financial Statements
 29 Financial Highlights
 32 Build Your Wealth Automatically
 33 Fund Information


--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."


Dear
     SHAREHOLDER

One of the primary goals of your Nuveen Fund is to provide you with attractive, dependable tax-free income from a quality portfolio. I am pleased to report that over the period covered by this report your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 16, 2001


Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

Nuveen Closed-End Exchange-Traded Funds  (NTC, NMT, NOM)

Portfolio Managers'
               COMMENTS

Portfolio managers Paul Brennan, Tom Futrell, and Mike Davern review the economic environment, key investment strategies, and the performance of the Nuveen Closed-End Exchange-Traded Funds. Paul assumed portfolio management responsibility for NTC in 1999, while Tom and Mike have managed NMT and NOM, respectively, since 1998.


WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET OVER THE PAST YEAR?
The major factor affecting the fixed-income markets over the past year has been Federal Reserve policy. Citing potential inflation as a threat to the economy, the Fed raised interest rates six times between June 1999 and May 2000, eventually bringing the federal funds rate to 6.50%, the highest level in almost a decade. The goal of this tightening policy has been to slow economic growth without causing a recession.

Recent evidence has indicated that the Fed effort may be having an impact. While the U.S. economic expansion has reached a record tenth year, various reports point to slowing growth. As a result, the Fed now appears to consider the possibility of economic weakness a more serious risk than inflation. Accordingly, the Fed moved to lower rates in January, and many anticipate that the Fed will move again to reduce interest rates if a significant economic slowdown seems imminent.

Looking at the municipal market, recent signs of a slow ing economy have helped many bonds perform well. Falling new issue supply also helped the market. During the first 11 months of 2000 new issue supply totaled $169 billion nationwide, down 14% from 1999 levels. Part of this decline stemmed from higher rate concerns earlier in 2000, which made it less attractive for some issuers to offer bonds. The generally favorable economic conditions in many cities and states also enabled issuers to use pay-as-you-go funding for necessary projects.

At the same time, demand from individual investors looking for diversification, income, and a haven from the volatile stock market continued to be strong. As a result, current municipal bond prices and yields are comparable to those of a year ago. As of November 30, 2000, long-term municipal yields were more than 102% of 30-year Treasury yields, compared with 98% in November 1999 and the historical average of 86% for the period 1986-1999.


WHAT ABOUT THE ECONOMIC AND MARKET ENVIRONMENT IN THESE THREE STATES?
Paul: In Connecticut, municipal issuance for the first 11 months of 2000 totaled $2.7 billion, down 11.5% from 1999 levels. One of the larger deals of the past year was the $580 million issuance of general obligation bonds by the state, which financed various projects in Connecticut's ongoing capital improvement program. Overall, Connecticut enjoys an excellent financial position, a strong economy, high levels of productivity, and the highest per capita income in the nation. During 2000, Connecticut's economy continued the transition from a reliance on defense manufacturing to more highly skilled, high-income employment, especially in the financial services and information technology sectors. In addition, job growth in the state continued to benefit from the increased presence of gaming in Connecticut.

Tom: Unlike the decline in supply seen in the broader market, Massachusetts' total January-November 2000 issuance of $8 billion represented an increase of 17% compared with last year's levels. This moved Massachusetts to fifth among the states in terms of total issuance, up from eighth in 1999. Several large deals contributed to this total, notably $1.1 billion in Massachusetts electric power supply revenue bonds.In the November election, voters overwhelmingly approved a tax rollback proposal that will reduce income taxes from almost 6% to 5% in gradual increments through 2003. During 2000, the Massachusetts economy continued to perform well, with significant employment growth in the construction, services, and technology sectors. Although concerns about cost overruns lingered in the Central Artery/Tunnel (Big Dig) and Massachusetts Turnpike projects, plans to finance shortfalls and potentially cut costs are in place or under consideration. Work also continued on the $1 billion expansion program at Boston's Logan Airport. Massachusetts' overall financial position led Moody's to upgrade the commonwealth's credit rating to Aa2 from Aa3 in February 2000.

Mike: With total municipal issuance of $2.7 billion for the first 11 months of 2000, Missouri also saw a slight increase over 1999 totals. During 2000, Missouri's economy was relatively stagnant, as manufacturing job losses resulting from corporate mergers and layoffs hampered the growth of the state's two largest metropolitan areas: St. Louis and Kansas City. Even gains in the construction, telecommunications, and business services sectors were not enough to offset this trend. Adding to this situation was Missouri's lack of participation in the "new economy," as represented by the technology sector. Projections call for these conditions to persist over the near term, especially if a slowing economy impacts consumer spending on items such as autos, as Ford, General Motors, and Chrysler all operate major plants in the state.


HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST YEAR?
For the year ended November 30, 2000, the Nuveen Closed-End Exchange-Traded Funds covered in this report produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.


                   Market                Total Return         Lehman      Lipper
                    Yield                      on NAV  Total Return1    Average2
--------------------------------------------------------------------------------
                                               1 Year         1 Year      1 Year
                             Taxable-           Ended          Ended       Ended
            11/30/00      Equivalent3        11/30/00       11/30/00    11/30/00
--------------------------------------------------------------------------------
NTC            5.63%             8.53%         10.72%          8.18%       9.52%
--------------------------------------------------------------------------------
NMT            5.70%             8.77%          9.45%          8.18%       9.52%
--------------------------------------------------------------------------------
NOM            5.65%             8.69%          9.48%          8.18%       9.52%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


Early in the year, as the Fed's interest rate hikes pushed yields higher, municipal bond prices underwent a corresponding drop. Over the summer, however, the tight supply of new municipal issues and generally favorable technicals helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. In this recent environment, we would expect funds with longer durations4 to perform well. As of November 30, 2000, these three Nuveen Funds had durations ranging from 9.79 to 11.07. By comparison, the duration of the unleveraged Lehman Brothers Municipal Bond Index was 7.34. The Funds' participation in the recovery of the municipal market is reflected in the total returns on NAV listed above, which show dramatic improvement over the performance results presented in the Funds' annual report last May.


1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Funds are compared with the average annualized return of the 18 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's mar ket yield on the indicated date and a federal income tax rate of 31% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Connecticut 34%, Massachusetts 35%, and Missouri 35%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WERE THE FUNDS' DIVIDENDS AFFECTED?
Over the past year, good call protection helped to protect the income stream of NTC. As of November 30, 2000, this Fund had provided shareholders with 70 consecutive months of steady or increasing dividends. The dividends of NMT and NOM, however, were impacted by changes in the interest rate environment over the past 12 months. All three of the Funds covered in this report use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit is tied in part to the short-term rates that the Funds pay their MuniPreferred(R) shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders.

As the Federal Reserve raised short-term rates between June 1999 and May 2000, these increases had a corresponding impact on short-term municipal rates. In Massachusetts and Missouri, the increase in short-term municipal rates was large enough to lead to a decrease in the common share dividends of NMT and NOM in June 2000. Despite the dividend adjustments in these two Funds, all of the Funds continued to provide competitive market yields, as shown in the earlier table.

Recently, investor demand for municipal bonds with shorter maturities has caused the slope of the municipal yield curve to become very steep. The increased demand for short-maturity bonds could have beneficial effects on the dividend stability of these leveraged Funds going forward by holding short-term rates down and reducing the amount the Funds pay their MuniPreferred(R) shareholders.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During late 1999 and the first half of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments. In recent months, as the bond market showed signs of recovery and the stock market continued to be volatile, we believe many investors again started to consider tax-free fixed-income alternatives. However, investor recognition of this opportunity continued to lag the rise in value of the bonds held by the Funds. Consequently, NTC and NMT saw their premiums (share price above NAV) narrow over the past 12 months, while NOM's discount (share price below NAV) widened. With the market price of NOM lower than the actual value of the bonds in its portfolio, shareholders may want to con sider taking advantage of this opportunity to add to their holdings of this Nuveen Fund.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED NOVEMBER 30, 2000?
Despite a slow start, the past year turned out to be generally positive for the fixed-income markets, including municipal bonds. As evidenced by their strong 12-month total returns on NAV, these Funds were well structured going into this period. Although the overall supply of new issuance was fairly tight during 2000, we did find opportunities in the market to strengthen long-term dividend-paying capabilities, enhance call protection, and purchase bonds with the potential to add value and diversification to the Funds' portfolios.

For example, in NTC we recently leveraged our understanding of the complexities of tobacco-backed bonds, gained through active participation in the offerings of these types of bonds in New York, to purchase bonds issued by Puerto Rico for the Children's Trust Fund. These Aa3 rated bonds, which we purchased in late October in both the primary and secondary markets, offered attractive yields as well as state and federal income tax exemption.

NTC also recently purchased bonds issued by the U.S.-administered Northern Mariana Islands, a very infrequent issuer. These bonds, which were enhanced by insurance, offered attractive yields and added diversification to the portfolio. Another addition to NTC's portfolio involved bonds issued for the renovation and expansion of several parking garages located in Hartford. This small but complex deal, which was offered only to a select group of institutional buyers, required substantial due diligence and discussions with the underwriter, but resulted in some very attractive yields for the Fund.

In NOM, our strong overall credit quality allowed us to look for selected opportunities among lower-rated credits and add income potential to the Fund by taking advantage of widening credit spreads (for example, the difference between yields offered by AAA rated bonds and BBB rated bonds). The bonds added to NOM's portfolio during the past six months offered yields that averaged 80 basis points higher than similarly structured issues in the current Missouri market. One of these purchases involved bonds issued by Texas County Memorial Hospital. These non-rated bonds, which Nuveen Research assessed as equivalent to BBB rated bonds, benefited the Fund by providing yields 200 basis points above the market. We are confident in the ability of our research team to assess the risks associated with non-rated issues like this.

Overall, however, the healthcare industry is facing challenging times, and specific conditions in the Connecticut and Massachusetts markets led us to reduce our overall exposure to this sector in both NTC and NMT. In NTC, we cut our weighting by selling some of our holdings of insured hospital bonds when we could do so without affecting the Fund's earning potential, obtaining prices above those seen in the healthcare sector in general.

In Massachusetts, where Harvard Pilgrim Health Care, the commonwealth's largest health maintenance organization, was placed into receivership earlier this year, we sold NMT's position in insured Harvard Pilgrim bonds at attractive prices. We also cut the Fund's exposure to the education sector, selling Phillips Academy bonds. Some of the proceeds from these sales were reinvested in the multifamily housing sector, specifically in GNMA housing bonds that offered 10 to 15 basis points in additional yield over comparable issues in the market. Working closely with regional dealers, we purchased what we believed were the best GNMA-collateralized issues available, including Massachusetts Development Finance Agency bonds for Haskell House, an assisted living facility in Boston.

All three Funds continued to offer excellent credit quality, with between 79% and 93% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA as of November 30, 2000. The Funds also had allocations of BBB/non-rated bonds that ranged from 7% to 18%, which generally provided higher yields as credit spreads widened over the past 18 months.


WHAT IS YOUR OUTLOOK FOR THESE NUVEEN FUNDS?
In general, our outlook for the fixed-income markets over the next 12 months is positive. Current projections call for continued strong demand for municipal bonds, while new municipal issuance nationwide in 2001 is expected to remain under $200 billion, which could create pockets of opportunity. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices. We will, of course, continue to closely monitor the economy and Federal Reserve policy in order to be prepared to respond appropriately to any developing situations.

Looking specifically at these Nuveen Funds, both NTC and NOM offer excellent levels of call protection over the next year. In NTC, we took advantage of the recent inefficient pricing in the Connecticut market to improve the Fund's call protection without impacting its funda mental earnings. In NOM, our strategies over the past 12 months have included selling bonds with shorter call dates to reduce the Fund's call exposure. NTC has 4% of its portfolio subject to calls in 2001, while 3% of NOM's portfolio is subject to calls over the same period. In 2002, NTC faces calls affecting 7% of its portfolios. NMT has slightly higher call exposure over the next two years (11% in 2001 and 10% in 2002), but we foresee no problems in working through these positions. The interest rate environment over the next two years will play a major role in determining whether many of these bonds are actually called. While we cannot control the direction of interest rates, we continue to work to improve the Funds' call protection and to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process.

In addition to bond calls, we plan to continue to focus on strengthening the Funds' dividend-payment capabilities, taking advantage of the wider credit spreads currently available in the marketplace. For example, if prices and yields remain attractive, we plan to carefully consider adding tobacco settlement bonds to both NTC and NMT.

The high credit quality of these Funds gives us room to increase our allocations of lower-rated issues with the potential to enhance current portfolio yields and future capital appreciation. In NOM, an additional goal is to continue to build on the Fund's strong income base as part of our efforts to eliminate the current discount. As value-oriented investors, we will also continue to look for areas of the market that offer opportunities to add value for our shareholders. We believe these three Nuveen Funds will continue to serve as a depend-able source of tax-free income and portfolio diversifi cation, two essential elements of a comprehensive investment strategy.

Nuveen Connecticut Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2000


NTC



PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/93
--------------------------------------------------
Share Price                                $14 1/2
--------------------------------------------------
Net Asset Value                             $13.77
--------------------------------------------------
Market Yield                                 5.63%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.16%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.53%
--------------------------------------------------
Fund Net Assets ($000)                    $110,511
--------------------------------------------------
Average Effective Maturity (Years)           18.03
--------------------------------------------------
Leverage-Adjusted Duration                   10.71
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.31%        10.72%
--------------------------------------------------
5-Year                         7.20%         5.96%
--------------------------------------------------
Since Inception                4.95%         5.43%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
U.S.Guaranteed                                 11%
--------------------------------------------------
Tax Obligation/Limited                          7%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
12/99             0.068
1/00              0.068
2/00              0.068
3/00              0.068
4/00              0.068
5/00              0.068
6/00              0.068
7/00              0.068
8/00              0.068
9/00              0.068
10/00             0.068
11/00             0.068


LINE CHART:
Share Price Performance

12/1/99           15.06
                  14.88
                  14.81
                  14.81
                  14.88
                  14.81
                  14.56
                  14.5
                  14.94
                  14.56
                  14.31
                  14.06
                  13.81
                  13.75
                  13.75
                  13.81
                  13.88
                  13.94
                  13.81
                  13.94
                  13.63
                  13.69
                  13.56
                  13.5
                  13.44
                  14
                  14.19
                  14.13
                  14.25
                  14.31
                  14.69
                  14.81
                  15
                  15.06
                  15
                  14.94
                  14.94
                  15
                  15
                  15
                  15.06
                  14.88
                  14.81
                  14.5
                  14.19
                  14.31
                  14.31
11/30/00          14.56

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

Nuveen Massachusetts Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2000


NMT



PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                3/93
--------------------------------------------------
Share Price                               $14 5/16
--------------------------------------------------
Net Asset Value                             $13.95
--------------------------------------------------
Market Yield                                 5.70%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.26%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.77%
--------------------------------------------------
Fund Net Assets ($000)                     $99,018
--------------------------------------------------
Average Effective Maturity (Years)           17.43
--------------------------------------------------
Leverage-Adjusted Duration                    9.79
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.88%         9.45%
--------------------------------------------------
5-Year                         6.99%         5.62%
--------------------------------------------------
Since Inception                5.02%         5.76%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                23%
--------------------------------------------------
Housing/Multifamily                            17%
--------------------------------------------------
Education and Civic Organizations              15%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
12/99             0.0705
1/00              0.0705
2/00              0.0705
3/00              0.0705
4/00              0.0705
5/00              0.0705
6/00              0.068
7/00              0.068
8/00              0.068
9/00              0.068
10/00             0.068
11/00             0.068


LINE CHART:
Share Price Performance
12/1/99           14.63
                  14.56
                  14.44
                  14
                  14
                  13.75
                  13.63
                  13.81
                  14.19
                  14.19
                  13.94
                  13.88
                  13.81
                  13.63
                  13.56
                  13.38
                  13.69
                  13.63
                  13.69
                  13.69
                  13.81
                  13.94
                  13.63
                  13.69
                  13.94
                  14.13
                  14.06
                  14.19
                  14.06
                  14.13
                  14.19
                  14.38
                  14.44
                  14.56
                  14.75
                  14.88
                  14.88
                  14.81
                  14.81
                  14.88
                  14.81
                  14.75
                  14.75
                  14.75
                  14.44
                  14.13
                  14.19
                  14.5
                  14.38
11/30/00          14.38
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen Missouri Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2000


NOM



PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/93
--------------------------------------------------
Share Price                               $13 1/16
--------------------------------------------------
Net Asset Value                             $13.52
--------------------------------------------------
Market Yield                                 5.65%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.19%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.69%
--------------------------------------------------
Fund Net Assets ($000)                     $45,433
--------------------------------------------------
Average Effective Maturity (Years)           18.62
--------------------------------------------------
Leverage-Adjusted Duration                   11.07
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.34%         9.48%
--------------------------------------------------
5-Year                         8.10%         5.08%
--------------------------------------------------
Since Inception                3.56%         4.88%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
12/99             0.0645
1/00              0.0645
2/00              0.0645
3/00              0.0645
4/00              0.0645
5/00              0.0645
6/00              0.0615
7/00              0.0615
8/00              0.0615
9/00              0.0615
10/00             0.0615
11/00             0.0615


Share Price Performance
12/1/99           13.13
                  13.19
                  13.31
                  13.81
                  13.88
                  13.94
                  13.88
                  13.63
                  13.44
                  13.25
                  13.25
                  13.44
                  13.31
                  13.13
                  13.13
                  13.13
                  13.38
                  13.44
                  13.31
                  13.38
                  13.31
                  13.13
                  13
                  12.88
                  12.81
                  13.19
                  13.31
                  13.19
                  13.25
                  13.25
                  13.5
                  13.56
                  13.63
                  13.63
                  13.63
                  13.63
                  13.63
                  13.5
                  13.25
                  13.38
                  13.31
                  13.31
                  13.25
                  13.31
                  13.25
                  13.19
                  13.13
                  13.13
                  13.06
11/30/00          13

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Shareholder
           MEETING REPORT

The annual shareholder meeting was held in Chicago, Illinois on October 18, 2000.

                                                               NTC                        NMT                           NOM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                Preferred                    Preferred                     Preferred
                                                    Common         Shares        Common         Shares         Common         Shares
                                                    Shares      Series-TH        Shares    Series - TH         Shares    Series - TH
====================================================================================================================================
Robert P. Bremner
   For                                           4,798,981          1,511     4,400,454          1,359      1,802,718            623
   Withhold                                         28,938             --        43,868             --        226,509             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         4,827,919          1,511     4,444,322          1,359      2,029,227            623
====================================================================================================================================
Lawrence H. Brown
   For                                           4,798,681          1,511     4,397,121          1,359      1,802,926            623
   Withhold                                         29,238             --        47,201             --        226,301             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         4,827,919          1,511     4,444,322          1,359      2,029,227            623
====================================================================================================================================
Anne E. Impellizzeri
   For                                           4,798,015          1,511     4,397,121          1,359      1,802,926            623
   Withhold                                         29,904             --        47,201             --        226,301             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         4,827,919          1,511     4,444,322          1,359      2,029,227            623
====================================================================================================================================
Peter R. Sawers
   For                                           4,798,681          1,511     4,396,508          1,359      1,802,926            623
   Withhold                                         29,238             --        47,814             --        226,301             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         4,827,919          1,511     4,444,322          1,359      2,029,227            623
====================================================================================================================================
Judith M. Stockdale
   For                                           4,792,314          1,511     4,399,841          1,359      1,802,718            623
   Withhold                                         35,605             --        44,481             --        226,509             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         4,827,919          1,511     4,444,322          1,359      2,029,227            623
====================================================================================================================================
William J. Schneider
   For                                                   --         1,511            --          1,359             --            623
   Withhold                                              --            --            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --         1,511            --          1,359             --            623
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                   --         1,511            --          1,359             --            623
   Withhold                                              --            --            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --         1,511            --          1,359             --            623
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                           4,783,508          1,511     4,375,619          1,353      1,805,910            623
   Against                                           3,090             --        33,357              6        217,681             --
   Abstain                                          41,321             --        35,346             --          5,636             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         4,827,919          1,511     4,444,322          1,359      2,029,227            623
====================================================================================================================================


                            Nuveen Connecticut Premium Income Municipal Fund (NTC)

                            Portfolio of
                                       INVESTMENTS November 30, 2000 (Unaudited)


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.4%

$       1,500   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,           7/10 at 100          Aa3    $  1,501,560
                 Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.0%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
        1,365    5.800%, 11/15/14 (Alternative Minimum Tax)                                11/06 at 102          AAA       1,413,922
          875    5.875%, 11/15/17 (Alternative Minimum Tax)                                11/06 at 102          AAA         903,000

          900   Connecticut Higher Education Supplemental Loan Authority, Revenue          11/09 at 102          AAA         946,863
                 Bonds (Family Education Loan Program), 1999 Series A,
                 6.000%, 11/15/18

        1,540   State of Connecticut Health and Educational Facilities Authority, Revenue   7/03 at 102         BBB-       1,465,957
                 Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

        2,000   State of Connecticut Health and Educational Facilities Authority,           7/06 at 102          AAA       2,050,260
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

        1,500   State of Connecticut Health and Educational Facilities Authority, Revenue   7/06 at 102          AAA       1,514,265
                 Bonds, The Loomis Chaffee School Issue, Series C, 5.500%, 7/01/16

        2,250   State of Connecticut Health and Educational Facilities Authority,           7/08 at 102          AAA       2,123,438
                 Revenue Bonds, Fairfield University Issue, Series H, 5.000%, 7/01/23

        2,920   State of Connecticut Health and Educational Facilities Authority, Revenue   7/07 at 102          AAA       2,938,717
                 Bonds, Connecticut College Issue, Series C-1, 5.500%, 7/01/20

        1,250   State of Connecticut Health and Educational Facilities Authority, Revenue   7/09 at 101          AAA       1,215,475
                 Bonds, Fairfield University Issue, Series I, 5.250%, 7/01/25

          750   State of Connecticut Health and Educational Facilities Authority, Revenue   7/09 at 101          Aaa         754,718
                 Bonds, The Horace Bushnell Memorial Hall Issue, Series A,
                 5.625%, 7/01/29

        3,810   The University of Connecticut, Student Fee Revenue Bonds,                  11/08 at 101          AAA       3,395,510
                 1998 Series A, 4.750%, 11/15/27


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.7%

        1,000   State of Connecticut Health and Educational Facilities Authority,           7/04 at 102          AAA       1,055,010
                 Revenue Bonds, Newington Children's Hospital, Series A,
                 6.050%, 7/01/10

          500   State of Connecticut Health and Educational Facilities Authority,           7/03 at 102          AAA         462,960
                 Revenue Bonds, Lawrence and Memorial Hospital Issue, Series D,
                 5.000%, 7/01/22

          500   State of Connecticut Health and Educational Facilities Authority,          No Opt. Call          AAA         516,260
                 Revenue Bonds, Hospital of Saint Raphael Issue, Series H,
                 5.200%, 7/01/08

        1,625   State of Connecticut Health and Educational Facilities Authority,           7/02 at 102          AAA       1,662,375
                 Revenue Bonds, Saint Francis Hospital and Medical Center Issue,
                 Series B, 6.200%, 7/01/22

        2,000   State of Connecticut Health and Educational Facilities Authority,           7/09 at 101          Aaa       1,836,260
                 Revenue Bonds, Stamford Hospital Issue, Series G, 5.000%, 7/01/24

        1,000   State of Connecticut Health and Educational Facilities Authority,           7/07 at 102          AAA       1,012,100
                 Revenue Bonds, The William W. Backus Hospital Issue, Series D,
                 5.750%, 7/01/27

        3,000   State of Connecticut Health and Educational Facilities Authority,           7/07 at 101          Aaa       2,814,630
                 Revenue Bonds, Middlesex Health Services Issue, Series I,
                 5.125%, 7/01/27

        2,000   State of Connecticut Health and Educational Facilities Authority,           7/10 at 101           AA       2,035,160
                 Revenue Bonds, Eastern Connecticut Health Network Issue,
                 Series A, 6.000%, 7/01/25

        2,000   Connecticut Development Authority, Solid Waste Disposal                     7/05 at 102          AAA       2,190,880
                 Facilities Revenue Bonds (Pfizer Inc. Project), 1994 Series,
                 7.000%, 7/01/25 (Alternative Minimum Tax)

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and               8/05 at 101 1/2          AAA       1,563,060
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Refunding Bonds, 1995 Series A (FHA-Insured Mortgage -
                 Pila Hospital Project), 6.125%, 8/01/25

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.5%

$       1,000   Connecticut Housing Finance Agency, Housing Mortgage Finance               12/09 at 100           AA   $   1,015,850
                 Program Bonds, 1999 Series D,  6.200%, 11/15/41
                 (Alternative Minimum Tax)

        3,000   Housing Authority of the City of Waterbury, Mortgage Refunding              1/02 at 100          AAA       2,864,940
                 Revenue Bonds, Series 1998C (FHA-Insured Mortgage Loan -
                 Waterbury NSA-II Section 8 Assisted Project), 5.450%, 7/01/23

        1,150   Waterbury Nonprofit Housing Corporation, Taxable Mortgage                   7/02 at 101          AAA       1,183,546
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Fairmont Height Section 8 Assisted Project), Series 1993A,
                 6.500%, 7/01/07

        1,930   Housing Authority of the City of Willimantic, Multifamily Housing          10/05 at 105          AAA       2,126,879
                 Revenue Bonds, Series 1995A (GNMA Collateralized Mortgage
                 Loan - Village Heights Apartments Project), 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.3%

        3,175   Connecticut Housing Finance Authority, Housing Mortgage Finance             5/03 at 102           AA       3,291,142
                 Program Bonds, Series B, 6.200%, 5/15/12

        2,235   Connecticut Housing Finance Authority, Housing Mortgage Finance            11/06 at 102           AA       2,267,184
                 Program Bonds, 1996 Subseries E-2, 6.150%, 11/15/27
                 (Alternative Minimum Tax)

          250   Connecticut Housing Finance Agency, Housing Mortgage Finance                5/10 at 100           AA         255,595
                 Program Bonds, 2000 Series A, 6.000%, 11/15/28


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.9%

        1,300   State of Connecticut Health and Educational Facilities Authority,           8/08 at 102          AAA       1,207,141
                 Revenue Bonds, Hebrew Home and Hospital Issue, Series B
                 (FHA-Insured Mortgage), 5.200%, 8/01/38

        2,000   State of Connecticut Health and Educational Facilities Authority,          11/03 at 102          AAA       2,072,300
                 Revenue Bonds, Nursing Home Program Issue, Series 1993
                 (Mansfield Center for Nursing and Rehabilitation Project),
                 5.875%, 11/01/12

          615   Connecticut Development Authority, First Mortgage Gross Revenue             9/09 at 102           AA         614,637
                 Health Care Project Refunding Bonds (Connecticut Baptist
                 Homes, Inc. Project), 1999 Series, 5.500%, 9/01/15

                Connecticut Development Authority, Revenue Refunding Bonds
                (Duncaster Inc. Project), Series 1999A:
        1,000    5.250%, 8/01/19                                                            2/10 at 102           AA         955,810
        1,000    5.375%, 8/01/24                                                            2/10 at 102           AA         954,850

                Connecticut Development Authority, Health Facility Refunding Revenue
                Bonds (Alzheimers Resource Center of Connecticut, Inc. Project),
                Series 1994A:
          900    6.875%, 8/15/04                                                           No Opt. Call          N/R         875,448
        1,000    7.000%, 8/15/09                                                            8/04 at 102          N/R         993,180


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.2%

        1,500   City of Bridgeport, Connecticut, General Obligation Bonds,                  7/10 at 101          AAA       1,587,900
                 2000 Series A, 6.000%, 7/15/19

                Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
          660    5.625%, 10/15/16                                                          10/09 at 101          Aa3         682,757
          660    5.625%, 10/15/17                                                          10/09 at 101          Aa3         679,991

        1,000   State of Connecticut, General Obligation Bonds, 1999 Series B,             11/09 at 101           AA       1,018,450
                 5.500%, 11/01/18

        1,960   State of Connecticut, General Obligation Bonds, 1993 Series E,             No Opt. Call           AA       2,156,725
                 6.000%, 3/15/12

        1,650   Connecticut Development Authority, General Fund Obligation Bonds,          10/04 at 102           AA       1,757,069
                 1994 Series A, 6.375%, 10/15/14

                City of Hartford, Connecticut, General Obligation Bonds:
        1,000    5.125%, 6/15/15                                                            6/10 at 102          AAA       1,005,170
        1,000    5.500%, 6/15/20                                                            6/10 at 102          AAA       1,016,640

          400   Northern Mariana Islands Commonwealth, General Obligation                   6/10 at 100            A         405,344
                 Bonds, 2000 Series A, 6.000%, 6/01/20 (WI, settling 12/06/00)

        3,500   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,              7/08 at 101          AAA       3,281,215
                 4.875%, 7/01/23


                                    Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                                    Portfolio of INVESTMENTS November 30, 2000 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Regional School District No. 16 (Towns of Beacon Falls and Prospect,
                Connecticut), General Obligation Bonds, Issue of 2000:
$         350    5.500%, 3/15/18                                                            3/10 at 101          Aaa   $     359,804
          350    5.625%, 3/15/19                                                            3/10 at 101          Aaa         362,698
          350    5.700%, 3/15/20                                                            3/10 at 101          Aaa         364,207

          965   City of Waterbury, Connecticut, General Obligation Tax Revenue              2/09 at 101           AA         991,952
                 Intercept Bonds, 2000 Issue, 6.000%, 2/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.3%

        1,900   Capitol Region Education Council Bonds (Connecticut), 6.700%, 10/15/10     10/05 at 102          BBB       1,995,665

        2,000   State of Connecticut Health and Educational Facilities Authority,           7/09 at 102          AAA       2,018,960
                 Revenue Bonds, Child Care Facilities Program, Series C,
                 5.625%, 7/01/29

        1,000   State of Connecticut, Special Tax Obligation Bonds, Transportation         12/09 at 101          AAA       1,025,370
                 Infrastructure Purposes, 1999 Series A, 5.625%, 12/01/19

        1,800   State of Connecticut, Special Tax Obligation Bonds, Transportation         No Opt. Call          AA-       2,038,284
                 Infrastructure Purposes, 1991 Series B, 6.500%, 10/01/10

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin             10/10 at 101         BBB-       1,037,300
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.3%

        3,000   State of Connecticut, Airport Revenue Refunding Bonds, Bradley             10/04 at 100          AAA       3,315,390
                 International Airport, Series 1992, 7.650%, 10/01/12

        1,000   City of Hartford, Connecticut, Parking System Revenue Bonds,                7/10 at 100          BBB       1,011,340
                 2000 Series A, 6.400%, 7/01/20

        1,500   City of New Haven, Connecticut, Air Rights Parking Facility                12/01 at 102          AAA       1,555,155
                 Revenue Bonds, Series 1991,  6.500%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.4%

           40   State of Connecticut, General Obligation Bonds, 1993 Series E,             No Opt. Call        AA***          43,760
                 6.000%, 3/15/12

        2,600   State of Connecticut Health and Educational Facilities Authority,           7/03 at 102      Baa3***       2,721,914
                 Revenue Bonds, Sacred Heart University Issue, Series B,
                 5.700%, 7/01/16 (Pre-refunded to 7/01/03)

        2,020   State of Connecticut Health and Educational Facilities Authority,           7/02 at 102          AAA       2,108,981
                 Revenue Bonds, Trinity College Issue, Series C, 6.000%, 7/01/22
                 (Pre-refunded to 7/01/02)

        2,910   State of Connecticut Health and Educational Facilities Authority,           7/03 at 102      BBB-***       3,067,547
                 Revenue Bonds, Quinnipiac College Issue, Series D,
                 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

        2,000   State of Connecticut Health and Educational Facilities Authority,          11/04 at 102       AA-***       2,219,080
                 Revenue Bonds, Nursing Home Program Issue, Series 1994
                 (AHF/Hartford, Inc. Project), 7.125%, 11/01/24 (Pre-refunded to 11/01/04)

        1,250   State of Connecticut Health and Educational Facilities Authority,           7/04 at 101          AAA       1,365,413
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A,
                 7.000%, 7/01/25 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.4%

        3,250   Connecticut Municipal Electric Energy Cooperative, Power Supply             1/04 at 102          AAA       3,121,040
                 System Revenue Bonds, 1993 Series A, 5.000%, 1/01/18

        2,800   Connecticut Resources Recovery Authority, Resource Recovery             5/01 at 102 1/2           AA       2,841,580
                 Revenue Bonds (American Ref-Fuel Company of Southeastern
                 Connecticut Project), 1989 Series A, 7.700%, 11/15/11

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.4%

$       1,400   Connecticut Development Authority, Water Facilities Refunding               6/03 at 102          AAA   $   1,400,056
                 Revenue Bonds (Bridgeport Hydraulic Company Project),
                 1993B Series, 5.500%, 6/01/28

        2,500   Connecticut Development Authority, Water Facilities Revenue                 9/06 at 102          AAA       2,546,522
                 Bonds (Bridgeport Hydraulic Company Project), 1996 Series,
                 6.000%, 9/01/36 (Alternative Minimum Tax)

        2,000   South Central Connecticut Regional Water Authority, Water System            8/03 at 102          AAA       2,064,560
                 Revenue Bonds, Eleventh Series, 5.750%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     107,655   Total Investments (cost $107,006,863) - 98.8%                                                            109,218,721
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       1,291,823
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 110,510,544
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                            Portfolio of
                                       INVESTMENTS November 30, 2000 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 15.1%

$         695   Massachusetts Educational Financing Authority, Education Loan Revenue       7/04 at 102          AAA   $     727,130
                 Bonds, Issue E, Series 1995, 6.150%, 7/01/10
                 (Alternative Minimum Tax)

        1,970   Massachusetts Health and Educational Facilities Authority, Revenue          6/03 at 102          AAA       1,893,347
                 Bonds, Boston College Issue, Series K, 5.250%, 6/01/23

        2,645   Massachusetts Industrial Finance Agency, Revenue Bonds,                     7/03 at 102          Aa1       2,476,831
                 Whitehead Institute for Biomedical Research, 1993 Issue,
                 5.125%, 7/01/26

        1,500   Massachusetts Industrial Finance Agency, Revenue Bonds,                     9/08 at 102          AAA       1,488,195
                 Phillips Academy Issue, Series 1993, 5.375%, 9/01/23

        2,300   Massachusetts Industrial Finance Agency, Education Revenue                  9/08 at 101            A       2,090,447
                 Bonds, Belmont Hill School Issue, Series 1998, 5.250%, 9/01/28

        1,765   The New England Education Loan Marketing Corporation,                      No Opt. Call           A3       1,822,768
                 Student Loan Revenue Bonds, 1992 Subordinate Issue C,
                 6.750%, 9/01/02 (Alternative Minimum Tax)

        4,000   The New England Loan Marketing Corporation, Student Loan                   No Opt. Call           AA       4,442,480
                 Revenue Bonds, 1992 Subordinated Issue H, 6.900%, 11/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.6%

        3,000   Massachusetts Health and Educational Facilities Authority, Revenue          7/04 at 102          AAA       2,878,350
                 Bonds, New England Medical Center Hospitals Issue, Series G-1,
                 5.375%, 7/01/24

        3,000   Massachusetts Health and Educational Facilities Authority, Revenue          7/03 at 102          AAA       3,038,460
                 Bonds, Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured
                Project), Series B:
        1,965    6.125%, 2/15/15                                                            2/04 at 102          Aa2       2,003,396
        1,000    6.000%, 2/15/25                                                            2/04 at 102          Aa2       1,023,140

        2,805   Massachusetts Health and Educational Facilities Authority, Revenue          7/08 at 102          AAA       2,532,494
                 Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.5%

        3,000   Massachusetts Development Finance Agency, Assisted Living                   9/10 at 105          AAA       3,467,310
                 Facility Revenue Bonds (GNMA Collateralized - The Monastery at
                 West Springfield Project), Series 1999A, 7.625%, 3/20/41
                 (Alternative Minimum Tax)

        2,500   Massachusetts Development Finance Authority, Revenue Bonds,                10/11 at 105          AAA       2,758,850
                 Series 2000A (GNMA Collateralized - VOA Concord Assisted
                 Living, Inc. Project), 6.900%, 10/20/41 (Alternative Minimum Tax)

        2,000   Massachusetts Development Finance Agency, Assisted Living                  12/09 at 102          N/R       2,010,640
                 Revenue Bonds (Prospect House Apartments), Series 1999,
                 7.000%, 12/01/31 (Alternative Minimum Tax)

        2,000   Massachusetts Development Finance Authority, Assisted                       6/11 at 105          AAA       2,113,400
                 Living Revenue Bonds (GNMA Collateralized - Haskell House
                 Project), Series 2000A, 6.500%, 12/20/41 (Alternative Minimum Tax)

        3,800   Massachusetts Housing Finance Agency, Housing Project Revenue               4/03 at 102           A+       3,966,136
                 Bonds, 6.300%, 10/01/13

        1,910   Massachusetts Housing Finance Agency, Rental Housing                        1/05 at 102          AAA       2,025,651
                 Mortgage Revenue Bonds, 1995 Series A (FHA-Insured
                 Mortgage Loans), 7.350%, 1/01/35 (Alternative Minimum Tax)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 7.2%
$       1,270   City of Boston, Massachusetts, Revenue Bonds (Deutsches                    10/08 at 105          AAA   $   1,295,121
                 Altenheim, Inc. Project - FHA-Insured Mortgage), Series 1998A,
                 6.125%, 10/01/31

        2,000   Massachusetts Development Finance Agency, Revenue Bonds,                    8/09 at 101            A       2,012,960
                 Northern Berkshire Community Services, Inc. Issue, 1999 Series A,
                 6.250%, 8/15/25

        1,000   Massachusetts Health and Educational Facilities Authority,                  2/07 at 102          Aa2       1,010,940
                 Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured
                 Project), Series A, 6.250%, 2/15/41

        2,000   Massachusetts Industrial Finance Agency, Health Care Facilities             5/07 at 102           A+       1,819,260
                 Revenue Bonds, Series 1997B (Jewish Geriatric Services, Inc.
                 Obligated Group), 5.500%, 5/15/27

        1,020   Massachusetts Industrial Financial Agency, Revenue Bonds,                   2/06 at 102          AAA       1,028,752
                 Heights Crossing Limited Partnership Issue (FHA-Insured Project),
                 Series 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.8%

                Town of Barnstable, Massachusetts, General Obligation Bonds:
        1,020    5.750%, 9/15/10                                                            9/04 at 102           AA       1,072,357
        1,020    5.750%, 9/15/11                                                            9/04 at 102           AA       1,067,093

        4,375   City of Lowell, Massachusetts, General Obligation State Qualified          11/03 at 102          AAA       4,511,281
                 Bonds, 5.600%, 11/01/12

        2,500   Massachusetts Bay Transportation Authority, General Transportation         No Opt. Call          AAA       2,952,950
                 System Bonds, 1991 Series A, 7.000%, 3/01/21

        1,000   Narragansett Regional School District, Massachusetts, General               6/10 at 101          Aaa       1,109,400
                 Obligation Bonds, Series 2000, 6.500%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5%

        1,300   Massachusetts Development Finance Agency, Revenue Bonds,                    6/09 at 101           AA       1,337,934
                 Worcester Redevelopment Authority Issue, Series 1999,
                 6.000%, 6/01/24

        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds              9/06 at 102          AAA       4,081,000
                 (US Air Project), Series 1996-A, 5.750%, 9/01/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.2%

        2,500   Massachusetts Health and Educational Facilities Authority,                 No Opt. Call          AAA       2,471,750
                 Revenue Bonds, Malden Hospital Issue (FHA-Insured Project),
                 Series A, 5.000%, 8/01/16

        2,000   Massachusetts Health and Educational Facilities Authority,                  7/06 at 100          Aaa       2,139,240
                 Revenue Bonds (Daughters of Charity National Health System -
                 The Carney Hospital), Series D, 6.100%, 7/01/14
                 (Pre-refunded to 7/01/06)

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, New England Deaconess Hospital Issue, Series D:
        3,310    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                                  4/02 at 102          AAA       3,468,748
        1,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                                  4/02 at 102          AAA       1,051,170

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,                   1/01 at 100          AAA       1,544,500
                 13.000%, 7/01/13

        2,500   Massachusetts Industrial Finance Agency, Revenue Refunding                 11/02 at 102       AA-***       2,637,950
                 Bonds, College of the Holy Cross - 1992 Issue II, 6.375%, 11/01/15
                 (Pre-refunded to 11/01/02)

        1,195   Massachusetts Industrial Finance Agency, Revenue Bonds,                     7/02 at 102          AAA       1,268,026
                 Merrimack College Issue, Series 1992, 7.125%, 7/01/12
                 (Pre-refunded to 7/01/02)

        1,175   Massachusetts Industrial Finance Agency, Revenue Bonds,                     7/03 at 102        A3***       1,238,673
                 Brooks School Issue, Series 1993, 5.950%, 7/01/23
                 (Pre-refunded to 7/01/03)

        3,000   Massachusetts Water Resources Authority, General Revenue                   12/01 at 100          Aaa       3,042,990
                 Bonds, 1991 Series A, 5.750%, 12/01/21 (Pre-refunded to 12/01/01)

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,        7/01 at 102          AAA       3,113,760
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)


                                   Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                                   Portfolio of INVESTMENTS November 30, 2000 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.6%

$       1,000   Massachusetts Municipal Wholesale Electric Company, Power                   7/02 at 100          AAA   $   1,010,230
                 Supply System Revenue Bonds, 1992 Series A, 6.000%, 7/01/18

        3,215   Massachusetts Industrial Finance Agency, Resource Recovery                  7/01 at 103          N/R       3,361,508
                 Revenue Bonds, Semass Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

        2,500   Massachusetts Industrial Finance Agency, Resource Recovery                 12/08 at 102          BBB       2,142,250
                 Revenue Refunding Bonds (Ogden  Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

        3,000   Massachusetts Water Resources Authority, General Revenue                    3/03 at 100           AA       2,811,330
                 Refunding Bonds, 1993 Series B, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
$      94,755   Total Investments (cost $94,056,152) - 98.3%                                                              97,360,198
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                       1,657,799
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  99,017,997
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Missouri Premium Income Municipal Fund (NOM)
                            Portfolio of
                                       INVESTMENTS November 30, 2000 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1%

$       1,000   Missouri State Development Finance Board, Solid Waste Disposal             No Opt. Call           AA   $     945,760
                 Revenue Bonds (Procter & Gamble Paper Products Company
                 Project), Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.1%

        1,875   The Junior College District of Mineral Area of the State of                 9/10 at 102          N/R       1,968,375
                 Missouri (Mineral Area College), Student Housing System
                 Revenue Bonds, Series 2000, 7.200%, 9/01/20

        1,665   Health and Educational Facilities Authority of the State                   11/08 at 101          AA+       1,496,419
                 of Missouri, Educational Facilities Revenue Bonds (The
                 Washington University), Series 1998A, 5.000%, 11/15/37

          825   Health and Educational Facilities Authority of the State of                 3/10 at 101          AA+         862,513
                 Missouri, Educational Facilities Revenue Bonds (The
                 Washington University), Series 2000A, 6.000%, 3/01/30

        2,000   Health and Educational Facilities Authority of the State of                 6/10 at 100         Baa1       2,056,520
                 Missouri, Educational Facilities Revenue Bonds (Maryville
                 University of St. Louis Project), Series 2000, 6.750%, 6/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.7%

          425   Health and Educational Facilities Authority of the State of                 2/06 at 102         BBB+         405,229
                 Missouri, Health Facilities Revenue Bonds (Lake of the Ozarks
                 General Hospital, Inc.), Series 1996, 6.500%, 2/15/21

          400   Health and Educational Facilities Authority of the State of                 5/08 at 101           AA         356,396
                 Missouri, Health Facilities Revenue Bonds (BJC Health System),
                 Series 1998, 5.000%, 5/15/28

        1,000   Health and Educational Facilities Authority of the State of                12/10 at 101            A       1,001,180
                 Missouri, Health Facilities Revenue Bonds, St. Anthony's
                 Medical Center, Series 2000, 6.250%, 12/01/30

        1,000   Ray County, Missouri, Hospital Revenue Bonds (Ray County                5/05 at 101 1/2          N/R         880,620
                 Memorial Hospital), Series 1997, 5.750%, 11/15/12

          950   Texas County, Missouri, Hospital Revenue Bonds (Texas County                6/10 at 100          N/R         936,577
                 Memorial Hospital), Series 2000, 7.250%, 6/15/25

          500   The Industrial Development Authority of the City of West Plains,           11/07 at 101          N/R         394,910
                 Missouri, Hospital Facilities Revenue Bonds (Ozark Medical Center),
                 Series 1997, 5.600%, 11/15/17


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.8%

        1,250   The Industrial Development Authority of St. Charles County,                 4/08 at 102          AAA       1,214,838
                 Missouri, Multifamily Housing Revenue Bonds (Ashwood
                 Apartments Project), Series 1998A, 5.600%, 4/01/30
                 (Alternative Minimum Tax)

          545   The Industrial Development Authority of the County of St. Louis,            4/07 at 102          AAA         553,949
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - South Summit Apartments Project),
                 Series 1997A, 5.950%, 4/20/17

          600   The Industrial Development Authority of the County of St. Louis,            4/07 at 102          AAA         606,648
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - South Summit Apartments Project),
                 Series 1997B, 6.000%, 10/20/15 (Alternative Minimum Tax)

          750   The Industrial Development Authority of the County of St. Louis,            8/08 at 102          AAA         719,483
                 Missouri, Multifamily Housing Revenue Bonds, Series 1999B
                 (GNMA Collateralized - Glen Trails West Apartments Project),
                 5.700%, 8/20/39 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.4%

        1,335   Missouri Housing Development Commission, Single Family                      3/06 at 105          AAA       1,450,998
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1995 Series C, 7.250%, 9/01/26 (Alternative Minimum Tax)

        1,330   Missouri Housing Development Commission, Single Family                      2/01 at 102          AAA       1,358,449
                 Mortgage Revenue Bonds (GNMA  Mortgage-Backed Securities
                 Program), 1991 Series A, 7.375%, 8/01/23 (Alternative Minimum Tax)

        1,000   Missouri Housing Development Commission, Single Family                      3/10 at 100          AAA       1,026,720
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 2000 Series B-1, 6.250%, 3/01/31 (Alternative Minimum Tax)


                                    Nuveen Missouri Premium Income Municipal Fund (NOM) (continued)
                                    Portfolio of INVESTMENTS November 30, 2000 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 19.1%

$       2,020   Ritenour School District of St. Louis County, Missouri, General            No Opt. Call          AAA   $   2,414,890
                 Obligation School Bonds, Series 1995, 7.375%, 2/01/12

        1,500   Francis Howell School District, St. Charles County, Missouri,              No Opt. Call          AAA       1,733,265
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08

        1,000   School District of the City of St. Charles, Missouri, General               3/06 at 100          AA+       1,027,780
                 Obligation Bonds (Missouri Direct Deposit Program),
                 Series 1996A, 5.625%, 3/01/14

        1,000   Pattonville R-3 School District, St. Louis County, Missouri,                3/10 at 101          AAA       1,043,600
                 General Obligation Bonds, Series 2000, 5.750%, 3/01/17

        1,395   The Board of Education of the City of St. Louis (Missouri), General        No Opt. Call          AAA       1,684,993
                 Obligation School Refunding Bonds, Series 1993A, 8.500%, 4/01/07

          625   Reorganized School District No. R-IV of Stone County (Reeds                No Opt. Call          AAA         752,838
                 Spring, Missouri), General Obligation School Building Refunding
                 and Improvement Bonds, Series 1995, 7.600%, 3/01/10


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.6%

        1,000   Land Clearance for Redevelopment Authority of Kansas City,                 12/05 at 102          AAA       1,040,250
                 Missouri, Lease Revenue Bonds (Municipal Auditorium and
                 Muehlebach Hotel Redevelopment Project), Series 1995A,
                 5.900%, 12/01/18

        2,000   Missouri Development Finance Board, Infrastructure Facilities               4/10 at 100          AAA       2,046,960
                 Revenue Bonds (Kansas City Midtown Redevelopment Projects),
                 Series 2000A, 5.750%, 4/01/22

          450   Monarch-Chesterfield Levee District (St. Louis County, Missouri),           3/10 at 101          AAA         465,998
                 Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19

          200   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,              7/06 at 101 1/2            A         198,458
                 Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                 5.000%, 7/01/15

        1,600   St. Louis Municipal Finance Corporation, City Justice Center,               2/06 at 102          AAA       1,680,144
                 Leasehold Revenue Improvement Bonds, Series 1996A
                 (City of St. Louis, Missouri, Lessee), 5.750%, 2/15/11

        2,000   The Public Building Corporation of the City of Springfield,                 6/10 at 100          AAA       2,090,800
                 Missouri, Leasehold Revenue Bonds, Series 2000A (Jordan
                 Valley Park Projects), 6.125%, 6/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.6%

        1,000   The City of St. Louis, Missouri, Airport Revenue Bonds,                    No Opt. Call          AAA       1,076,590
                 Series 1997B (1997 Capital Improvement Program),
                 Lambert-St. Louis International Airport, 6.000%, 7/01/12
                 (Alternative Minimum Tax)

        1,000   Land Clearance for Redevelopment Authority of the City of                   9/09 at 102          N/R       1,034,600
                 St. Louis (Missouri), Tax Exempt Parking Facility Revenue
                 Refunding and Improvement Bonds, Series of 1999C (LCRA
                 Parking Facilities Project), 7.000%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.8%

          675   Health and Educational Facilities Authority of the State                    2/06 at 102      BBB+***         739,942
                 of Missouri, Health Facilities Revenue Bonds (Lake of the
                 Ozarks General Hospital Inc.), Series 1996, 6.500%, 2/15/21
                 (Pre-refunded to 2/15/06)

        1,290   Health and Educational Facilities Authority of the State of                12/00 at 102          AAA       1,321,218
                 Missouri, Health Facilities Revenue Bonds (SSM Health Care
                 Obligated Group Projects), Series 1990B, 7.000%, 6/01/15

        1,000   Certificates of Receipt, St. Louis County, Missouri, GNMA                  No Opt. Call          AAA       1,019,600
                 Collateralized Mortgage Revenue Bonds, Series 1993D,
                 5.650%, 7/01/20 (Alternative Minimum Tax)

        1,275   St. Louis Municipal Finance Corporation, Leasehold Revenue                  2/05 at 100          AAA       1,359,316
                 Improvement and Refunding Bonds,  Series 1992 (City of
                 St. Louis, Missouri, Lessee), 6.250%, 2/15/12
                 (Pre-refunded to 2/15/05)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.9%

$       1,225   State Environmental Improvement and Energy Resources                        1/05 at 102          Aaa   $   1,379,705
                 Authority (Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - City of Kansas City Project),
                 Series 1995B, 7.750%, 1/01/08

        1,000   State Environmental Improvement and Energy Resources                        7/04 at 102          AAA       1,041,930
                 Authority (Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - City of Branson Project), Series
                 1995A, 6.050%, 7/01/16

          750   State Environmental Improvement and Energy Resources                        1/06 at 101          Aaa         782,713
                 Authority (Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - Multiple Participant Series),
                 Series 1996D, 5.875%, 1/01/15

          350   State Environmental Improvement and Energy Resources                       No Opt. Call          Aaa         404,370
                 Authority (Missouri), Water Pollution Control Revenue Bonds
                 (State Revolving Fund Program - City of Kansas City Project),
                 Series 1997C, 6.750%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
$      42,805   Total Investments (cost $43,532,877) - 98.1%                                                              44,575,544
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                         857,158
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  45,432,702
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                  Statement of
                                       NET ASSETS November 30, 2000 (Unaudited)

                                                                                Connecticut       Massachusetts            Missouri
                                                                                       (NTC)               (NMT)               (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                           $109,218,721         $97,360,198         $44,575,544
Cash                                                                                351,255             316,258             226,974
Receivables:
   Interest                                                                       1,808,165           1,747,113             815,811
   Investments sold                                                                      --                  --              10,181
Other assets                                                                          8,938               7,182               5,883
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                              111,387,079          99,430,751          45,634,393
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                   404,268                 --                   --
Accrued expenses:
   Management fees                                                                   58,703              52,699              24,175
   Other                                                                             31,059              23,197              30,328
Preferred share dividends payable                                                    25,998              19,883              13,350
Common share dividends payable                                                      356,507             316,975             133,838
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                             876,535             412,754             201,691
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                     $110,510,544         $99,017,997         $45,432,702
===================================================================================================================================
Preferred shares, at liquidation value                                         $ 38,300,000         $34,000,000         $16,000,000
===================================================================================================================================
Preferred shares outstanding                                                          1,532               1,360                 640
===================================================================================================================================
Common shares outstanding                                                         5,243,648           4,662,202           2,176,735
===================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common shares
   outstanding)                                                                $      13.77         $     13.95         $     13.52
===================================================================================================================================


                                 See accompanying notes to financial statements.


                                  Statement of
                                      OPERATIONS Six Months Ended November 30, 2000 (Unaudited)

                                                                                CONNECTICUT       MASSACHUSETTS            MISSOURI
                                                                                       (NTC)               (NMT)               (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                $3,180,336          $2,894,823          $1,315,299
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                     356,322             319,552             146,604
Preferred shares - auction fees                                                      48,006              42,617              20,055
Preferred shares - dividend disbursing agent fees                                     5,014               5,014               5,014
Shareholders' servicing agent fees and expenses                                       3,728               2,514               1,661
Custodian's fees and expenses                                                        29,431              27,942              13,192
Trustees' fees and expenses                                                             478                 430                 326
Professional fees                                                                     6,304               5,305               7,803
Shareholders' reports - printing and mailing expenses                                15,705              20,904               5,404
Stock exchange listing fees                                                           8,147              11,073               5,500
Investor relations expense                                                            7,007               6,079               2,965
Other expenses                                                                        6,847               6,452               2,213
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                          486,989             447,882             210,737
  Custodian fee credit                                                              (13,815)             (7,098)             (1,661)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                        473,174             440,784             209,076
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             2,707,162           2,454,039           1,106,223
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                              (101,659)           (315,933)            148,373
Change in net unrealized appreciation (depreciation) of investments               4,685,550           3,927,424           1,481,745
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                         4,583,891           3,611,491           1,630,118
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $7,291,053          $6,065,530          $2,736,341
===================================================================================================================================

                                 See accompanying notes to financial statements.


                                  Statement of
                                       CHANGES IN NET ASSETS (Unaudited)

                                      CONNECTICUT (NTC)                   MASSACHUSETTS (NMT)                MISSOURI (NOM)
                              -------------------------------  ---------------------------------- --------------------------------
                              SIX MONTHS ENDED     YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                      11/30/00        5/31/00          11/30/00           5/31/00         11/30/00         5/31/00
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 2,707,162    $ 5,505,528       $ 2,454,039       $ 4,890,353      $ 1,106,223     $ 2,140,228
Net realized gain (loss)
   from investment
   transactions                       (101,659)      (176,786)         (315,933)         (952,042)         148,373        (203,419)
Change in net unrealized
   appreciation (depreciation)
   of investments                    4,685,550     (7,898,353)        3,927,424        (6,202,081)       1,481,745      (2,806,168)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                   7,291,053     (2,569,611)        6,065,530        (2,263,770)       2,736,341        (869,359)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
investment income:
   Common shareholders              (2,137,287)    (4,258,822)       (1,900,984)       (3,932,098)        (802,506)     (1,673,291)
   Preferred shareholders             (705,416)    (1,140,890)         (573,396)         (994,318)        (291,772)       (570,470)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (2,842,703)    (5,399,712)       (2,474,380)       (4,926,416)      (1,094,278)     (2,243,761)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due
   to reinvestment of distributions    182,798        383,940           103,570           225,388           90,026         211,128
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                     4,631,148     (7,585,383)        3,694,720        (6,964,798)       1,732,089      (2,901,992)
Net assets at the
   beginning of period             105,879,396    113,464,779        95,323,277       102,288,075       43,700,613      46,602,605
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the
   end of period                  $110,510,544   $105,879,396       $99,017,997      $ 95,323,277      $45,432,702     $43,700,613
==================================================================================================================================
Balance of undistributed net
   investment income at the
   end of period                  $    293,200   $    428,741       $    57,199      $     77,540      $    42,922     $    30,977
==================================================================================================================================


                                 See accompanying notes to financial statements.


Notes to
           FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT) and Nuveen Missouri Premium Income Municipal Fund (NOM). Connecticut (NTC) and Massachusetts (NMT) are traded on the New York Stock Exchange while Missouri
(NOM) is traded on the American Stock Exchange.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2000, Connecticut (NTC) had an outstanding when-issued purchase commitment of $404,268. There were no such outstanding purchase commitments in either of the other Funds.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:


                                          CONNECTICUT  MASSACHUSETTS   MISSOURI
                                                 (NTC)          (NMT)      (NOM)
--------------------------------------------------------------------------------
Number of Shares:
   Series Th                                    1,532          1,360        640
================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2000.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common shares were as follows:

                                       CONNECTICUT (NTC)                MASSACHUSETTS (NMT)
                               ------------------------------      ------------------------------
                               SIX MONTHS ENDED    YEAR ENDED      SIX MONTHS ENDED    YEAR ENDED
                                       11/30/00       5/31/00              11/30/00       5/31/00
-------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                         12,663        25,420                 7,201        15,214
=================================================================================================

                                                                             MISSOURI (NOM)
                                                                   ------------------------------
                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                           11/30/00       5/31/00
-------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                                              6,804        15,542
=================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 29, 2000, to shareholders of record on December 15, 2000, as follows:

                                           CONNECTICUT  MASSACHUSETTS  MISSOURI
                                                  (NTC)          (NMT)     (NOM)
--------------------------------------------------------------------------------
Dividend per share                              $.0680         $.0680    $.0615
================================================================================


At the same time, Connecticut (NTC) also declared an ordinary taxable income distribution of $.0071 per share.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 2000, were as follows:


                                       CONNECTICUT  MASSACHUSETTS      MISSOURI
                                              (NTC)          (NMT)         (NOM)
-------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $7,332,458     $6,962,735    $5,098,153
   Short-term municipal securities             --              --     1,100,000
Sales and maturities:
   Long-term municipal securities        7,029,451      7,520,795     5,447,245
   Short-term municipal securities             --       2,000,000     1,100,000
===============================================================================


At November 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                       CONNECTICUT  MASSACHUSETTS      MISSOURI
                                              (NTC)          (NMT)         (NOM)
-------------------------------------------------------------------------------
                                      $107,176,368    $94,797,204   $43,678,864
===============================================================================


At May 31, 2000, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                       CONNECTICUT  MASSACHUSETTS      MISSOURI
                                              (NTC)          (NMT)         (NOM)
-------------------------------------------------------------------------------
Expiration year:
   2003                                 $  715,734     $  552,941    $  804,913
   2004                                  1,105,901        945,779       708,417
   2005                                    847,914        195,761            --
   2008                                      7,281        210,989        57,432
-------------------------------------------------------------------------------
Total                                   $2,676,830     $1,905,470    $1,570,762
===============================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2000, were as follows:

                                       CONNECTICUT  MASSACHUSETTS      MISSOURI
                                              (NTC)          (NMT)         (NOM)
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                        $ 3,330,142    $ 3,927,134    $1,529,990
   depreciation                         (1,287,789)    (1,364,140)     (633,310)
-------------------------------------------------------------------------------
Net unrealized appreciation            $ 2,042,353    $ 2,562,994    $  896,680
===============================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)

7. COMPOSITION OF NET ASSETS
At November 30, 2000, net assets consisted of:

                                                        CONNECTICUT          MASSACHUSETTS               MISSOURI
                                                               (NTC)                  (NMT)                  (NOM)
-----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $  38,300,000          $  34,000,000          $  16,000,000
Common shares, $.01 par value per share                      52,436                 46,622                 21,767
Paid-in surplus                                          72,601,044             64,572,586             29,893,134
Balance of undistributed net investment income              293,200                 57,199                 42,922
Accumulated net realized gain (loss) from
   investment transactions                               (2,947,994)            (2,962,456)            (1,567,788)
Net unrealized appreciation of investments                2,211,858              3,304,046              1,042,667
-----------------------------------------------------------------------------------------------------------------
Net assets                                            $ 110,510,544          $  99,017,997          $  45,432,702
=================================================================================================================
Authorized shares:
   Common                                                 Unlimited              Unlimited              Unlimited
   Preferred                                              Unlimited              Unlimited              Unlimited
=================================================================================================================


Financial
           HIGHLIGHTS (Unaudited)


              Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                       Investment Operations                                  Less Distributions
                             ---------------------------------------    ------------------------------------------------------------
                                                                               Net          Net
                                                    Net                 Investment   Investment      Capital     Capital
                                              Realized/                  Income to    Income to     Gains to    Gains to
                 Beginning          Net      Unrealized                     Common    Preferred       Common   Preferred
                 Net Asset   Investment      Investment                     Share-       Share-       Share-      Share-
                     Value       Income      Gain (Loss)       Total       holders      holders+     holders     holders+     Total
====================================================================================================================================
CONNECTICUT (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)            $12.92        $ .52          $  .87        $1.39        $ (.41)     $ (.13)          $--         $--     $ (.54)
2000                 14.44         1.06           (1.54)        (.48)         (.82)       (.22)           --          --      (1.04)
1999                 14.49         1.00            (.05)         .95          (.80)       (.20)           --          --      (1.00)
1998                 13.63         1.00             .89         1.89          (.80)       (.23)           --          --      (1.03)
1997                 12.99         1.00             .60         1.60          (.76)       (.20)           --          --       (.96)
1996                 13.20          .98            (.21)         .77          (.73)       (.25)           --          --       (.98)
MASSACHUSETTS (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)             13.17          .53             .78         1.31          (.41)       (.12)           --          --       (.53)
2000                 14.72         1.05           (1.54)        (.49)         (.85)       (.21)           --          --      (1.06)
1999                 14.91         1.02            (.16)         .86          (.85)       (.20)           --          --      (1.05)
1998                 14.11         1.06             .83         1.89          (.85)       (.24)           --          --      (1.09)
1997                 13.58         1.06             .53         1.59          (.84)       (.22)           --          --      (1.06)
1996                 13.76         1.05            (.19)         .86          (.80)       (.24)           --          --      (1.04)
MISSOURI (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)             12.77          .51             .74         1.25          (.37)       (.13)           --         --        (.50)
2000                 14.20          .99           (1.39)        (.40)         (.77)       (.26)           --         --       (1.03)
1999                 14.44          .97            (.22)         .75          (.77)       (.22)           --         --        (.99)
1998                 13.68          .99             .78         1.77          (.76)       (.25)           --         --       (1.01)
1997                 13.11         1.00             .55         1.55          (.73)       (.25)           --         --        (.98)
1996                 13.37          .96            (.30)         .66          (.67)       (.25)           --         --        (.92)
====================================================================================================================================

                                             Total Returns
                                            ----------------
                                                       Based
                    Ending                   Based        on
                       Net      Ending          on       Net
                     Asset      Market      Market     Asset
                     Value       Value       Value**   Value**
=============================================================
CONNECTICUT (NTC)
------------------------------------------------------------
Year Ended 5/31:
2001 (a)            $13.77    $14.5000       10.44%     9.81%
2000                 12.92     13.5000      (14.85)    (4.87)
1999                 14.44     16.7500       13.50      5.22
1998                 14.49     15.5000       15.61     12.39
1997                 13.63     14.1250        9.58     11.01
1996                 12.99     13.6250       14.06      3.97
MASSACHUSETTS (NMT)
------------------------------------------------------------
Year Ended 5/31:
2001 (a)             13.95     14.3125        5.15      9.09
2000                 13.17     14.0000       (7.66)    (4.79)
1999                 14.72     16.0625        2.48      4.47
1998                 14.91     16.5000       18.08     11.91
1997                 14.11     14.7500       13.76     10.28
1996                 13.58     13.7500        8.99      4.55
MISSOURI (NOM)
------------------------------------------------------------
Year Ended 5/31:
2001 (a)             13.52     13.0625        4.81      8.82
2000                 12.77     12.8125       (4.35)    (4.63)
1999                 14.20     14.1875        5.24      3.64
1998                 14.44     14.1875       14.53     11.31
1997                 13.68     13.0625       10.53     10.09
1996                 13.11     12.5000       10.07      3.09
============================================================


                                                 Ratios/Supplemental Data
                        ---------------------------------------------------------------------
                                                        Before Credit
                                 ------------------------------------------------------------
                                              Ratio of Net                       Ratio of Net
                                   Ratio of     Investment         Ratio of        Investment
                                   Expenses         Income      to Expenses         Income to
                                 to Average        Average       to Average           Average
                       Ending    Net Assets     Net Assets            Total             Total
                          Net    Applicable     Applicable       Net Assets        Net Assets
                       Assets     to Common      to Common        Including         Including
                         (000)       Shares++       Shares++      Preferred++       Preferred++
================================================================================================
CONNECTICUT (NTC)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)             $110,511          1.37%*        7.56%*             .89%*             4.91%*
2000                  105,879          1.36          7.87               .88               5.08
1999                  113,465          1.32          6.83               .88               4.54
1998                  113,384          1.33          7.02               .88               4.61
1997                  108,524          1.38          7.46               .89               4.79
1996                  104,928          1.40          7.37               .89               4.71
MASSACHUSETTS (NMT)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               99,018          1.39*         7.62*              .91*              4.98*
2000                   95,323          1.32          7.71               .86               5.02
1999                  102,288          1.30          6.87               .88               4.61
1998                  102,936          1.31          7.22               .88               4.81
1997                   99,006          1.34          7.63               .88               4.99
1996                   96,303          1.35          7.61               .88               4.95
MISSOURI (NOM)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)
2000                   45,433          1.45*         7.60*              .93*              4.90*
1999                   43,701          1.48          7.49               .95               4.80
1998                   46,603          1.44          6.72               .95               4.44
1997                   46,935          1.47          7.03               .97               4.60
1996                   45,224          1.54          7.38               .99               4.74
                       44,014          1.57          7.13              1.01               4.57
================================================================================================
                                                   Ratios/Supplemental Data
                        -------------------------------------------------------------------------------
                                              After Credit***
                        -------------------------------------------------------------
                                        Ratio of Net                      Ratio of Net
                          Ratio of        Investment       Ratio of         Investment
                          Expenses         Income to        Expenses         Income to
                        to Average           Average      to Average           Average
                        Net Assets        Net Assets           Total             Total
                        Applicable        Applicable      Net Assets        Net Assets       Portfolio
                         to Common         to Common       Including         Including        Turnover
                            Shares++          Shares++     Preferred++       Preferred++          Rate
=======================================================================================================
CONNECTICUT (NTC)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)                        1.33%*           7.60%*           .86%*            4.94%*            7%
2000                            1.32             7.91             .85              5.10             19
1999                            1.30             6.84             .87              4.55              7
1998                            1.33             7.02             .88              4.61             13
1997                            1.38             7.46             .89              4.79             18
1996                            1.40             7.37             .89              4.71             15
MASSACHUSETTS (NMT)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)                        1.37*            7.64*            .90*             4.99*             7
2000                            1.31             7.73             .85              5.03             11
1999                            1.30             6.88             .87              4.62             11
1998                            1.31             7.22             .88              4.81             17
1997                            1.34             7.63             .88              4.99             22
1996                            1.35             7.61             .88              4.95             18
MISSOURI (NOM)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)                        1.44*            7.61*            .93*             4.90*            12
2000                            1.47             7.51             .94              4.81             23
1999                            1.43             6.72             .95              4.44             10
1998                            1.47             7.03             .97              4.60             25
1997                            1.54             7.38             .99              4.74             36
1996                            1.57             7.13            1.01              4.57             34
=======================================================================================================

                         Municipal Auction Rate Cumulative
                          Preferred Stock at End of Period
                   ----------------------------------------
                     Aggregate    Liquidation
                        Amount     and Market         Asset
                   Outstanding          Value      Coverage
                          (000)     Per Share     Per Share
===========================================================
CONNECTICUT (NTC)
-----------------------------------------------------------
Year Ended 5/31:
2001 (a)                $38,300       $25,000       $72,135
2000                     38,300        25,000        69,112
1999                     38,300        25,000        74,063
1998                     38,300        25,000        74,010
1997                     38,300        25,000        70,838
1996                     38,300        25,000        68,491
MASSACHUSETTS (NMT)
-----------------------------------------------------------
Year Ended 5/31:
2001 (a)                 34,000        25,000        72,807
2000                     34,000        25,000        70,091
1999                     34,000        25,000        75,212
1998                     34,000        25,000        75,688
1997                     34,000        25,000        72,799
1996                     34,000        25,000        70,811
MISSOURI (NOM)
-----------------------------------------------------------
Year Ended 5/31:
2001 (a)                 16,000        25,000        70,989
2000                     16,000        25,000        68,282
1999                     16,000        25,000        72,817
1998                     16,000        25,000        73,336
1997                     16,000        25,000        70,663
1996                     16,000        25,000        68,772
===========================================================




*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended November 30, 2000.


                                 See accompanying notes to financial statements.


Build Your Wealth
                  AUTOMATICALLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvest-ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended November 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)


LOGO: NUVEEN Investments.



Nuveen Investments o 333 West Wacker Drive                           FSA-3-11-00
Chicago, IL 60606 o www.nuveen.com